Putnam
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to report that during the fiscal year ended November 30, 2003, Putnam Investment Grade Municipal Trust outperformed its benchmark index at both net asset value and market price. At net asset value it also surpassed the average return of its Lipper peer group. The details are on the facing page.

As the managers explain in the following report, these results came largely from the strong performance of airline-related industrial development bonds and the fund's leveraging policy. They also offer their insights into your fund's prospects in the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended November 30, 2003, Putnam Investment Grade Municipal Trust had a total return at net asset value (NAV) of 11.28%. The fund's return at market price was 8.07%.

 * Due to the strong performance of airline-related industrial development bonds and the fund's use of leverage, the fund outperformed its benchmark, the Lehman Municipal Bond Index, which returned 6.66% for the period.

 * The fund's performance at NAV also surpassed the average return of 10.65% for its Lipper category, Closed-End General Municipal Debt Funds (Leveraged).

 * See the Performance Summary on page 8 for complete fund performance, comparative index performance, and Lipper data.

Performance commentary

The fund delivered gratifying results for its fiscal year on both an absolute and a relative basis. The second half of the fund's fiscal year was dominated by the strong price recovery of its airline-related industrial development bonds (IDBs), which had detracted significantly from performance during fiscal 2002 and the first half of 2003. Leveraging, in which the fund sells preferred shares that pay income at current short-term rates and invests the proceeds in longer-term bonds in order to generate more income, also contributed to the fund's income stream.

At the end of the fund's fiscal year, the fund held a majority of its assets (approximately 70%) in bonds rated A or higher. However, our decision to selectively invest a portion of the portfolio in bonds rated Baa/BBB or lower proved beneficial to the fund's performance, as steady improvement in the economy, rising corporate earnings, and positive investor sentiment contributed to a rally in the lower-quality, higher-yielding sector of the municipal bond market during the summer and fall.

FUND PROFILE

Putnam Investment Grade Municipal Trust seeks to maintain as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for conservative investors seeking tax-exempt income.

Market price performance reflects investor demand as well as investment results, and we believe the recovery in the equity market over the year's second half reduced investor demand for fixed-income investments, accounting for the lower return at market price.


Market overview

The municipal bond market was highly volatile during the fund's fiscal year ended November 30, 2003. In the first few months, falling tax revenues led to a decline in municipal credit quality. This, in combination with a burgeoning supply of bonds, pushed yields higher and bond prices lower. During the winter and spring, fears of an economic slowdown and deflation led to lower yields and higher prices. Through summer and early fall, mixed economic reports caused bond yields to trace a jagged path. Overall, yields ended the fiscal year lower.

The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November after yielding nearly 100% of Treasury yields earlier in the year. Investor demand for higher-yielding municipals increased, resulting in higher bond prices and lower yields. As the economy improved, airline-related industrial development bonds outperformed. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds began to outperform later in the period as the prospects for the industry became more favorable.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.66%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.18%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.92%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       25.80%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.09%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              16.94%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             36.29%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different sectors for the  12 months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened the portfolio's duration (a measure of a fund's sensitivity to changes in interest rates) in May and June because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July, we closed out the cross-market arbitrage position we had established earlier in the period. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the municipal/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall; however, we bought back the Treasury futures too soon and the trade was not profitable for the fund.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                        as of 5/31/03         as of 11/30/03

Health care                26.1%                 25.7%

Utilities and power        20.6%                 19.2%

Housing                     6.5%                  8.9%

Transportation             12.4%                  8.0%

Water and sewer             4.3%                  7.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How fund holdings and sector allocations affected performance

Over the past six months, few municipal bond sectors have seen a stronger recovery than airline-related industrial development bonds
(IDBs). IDBs are backed by the credit of the company benefiting from the financing -- in this case, the airlines. So, investor perceptions about the backing company's health, or that of the industry as a whole, affect the prices of these bonds. Since the terrorist attacks of September 11, 2001, these municipal bonds have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As prospects deteriorated, the ratings on many airline-related IDBs were lowered by the rating agencies. Two of the fund's largest contributors to performance during the past six months -- Dallas-Fort Worth International Airport Facility Improvement Corp. Revenue Bonds issued for American Airlines, Inc. and Houston Airport System Revenue Bonds issued for Continental Airlines, Inc. -- saw their ratings decline at different points in the first half of the fiscal period. Moody's reduced their rating of the American Airlines-backed bonds to Caa2 in February 2003 and the Continental Airlines-backed bonds to Caa2 in March 2003. In addition, just prior to the beginning of the fiscal period, in November 2002, Standard & Poor's reduced the Continental Airlines-backed bonds to B-.

By the midpoint of the fund's fiscal year, when prospects for stronger growth improved, the airline market had strengthened and concerns about bankruptcies had diminished. We capitalized on the strong price recovery to trim the fund's airline IDB positions. Since these bonds have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (44.4%)

Aa/AA (3.5%)

A (17.6%)

Baa/BBB (23.1%)

Ba/BB (3.2%)

B (3.5%)

Caa/CCC (0.9%)

VMIG1/A-1+ (3.8%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The airline industry is one of many sectors that have been recovering with the economy. One of the fund's other holdings, Pocahontas Parkway Association Toll Road Revenue Bonds also rose in value as traffic (and tolls) picked up. These bonds have a coupon of 5.5%, mature in 2028, and are rated BB by Standard & Poor's. The Pocahontas Parkway, which opened in October of 2002, is a major connector to the Richmond International Airport, and includes the only bridge crossing over the James River for 15 miles. During construction, the price of the bonds fell as the sluggish economy caused traffic projections to fall off and investors to become concerned about the issuer's ability to service debt. However, road traffic has picked up with the economy in the past six months and tolls are approaching previous projections. The bonds are still trading at a discount, and traffic will need to increase further in order to support the bond's interest payments, but we are cautiously optimistic.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states. We managed the fund's exposure to these bonds, seeking to capitalize on changing market sentiment.

We've been actively seeking ways to broaden the fund's diversification in the past six months, trimming some of the larger positions and adding new bond issuers to the portfolio. By spreading risk across a larger number of municipal bonds, we believe we can reduce the potentially damaging effect that any one holding might have on the portfolio if an unforeseen negative event occurs.

We sold $1 million of Indiana State Development Finance Authority Environment Revenue Bonds issued for USX Corp., which represented 20% of the fund's total investment in these bonds. These bonds, rated Baa1 by Moody's, have outperformed in recent months as the overall economic environment has improved, and we thought it prudent to trim the position. The proceeds from the sale were invested in $1.5 million of Gulf Coast Waste Disposal Authority Texas Pollution Control Mandatory Put Bonds issued for Amoco Oil, a subsidiary of British Petroleum. In addition to diversifying the fund's assets into another commodity-related company that should benefit from stronger growth, these bonds carry a higher rating of Aa1/Moody's and AA+/Standard & Poor's. These bonds are mandatory put bonds, which means that even though the bonds have a stated maturity of 2017, they will be retired on their "put" date in October 2006.

In the same vein, we bought $500,000 of Matagorda County Texas Pollution Control Mandatory Put Bonds issued for American Electric Power Company, Inc. These bonds are also mandatory put bonds, which will be retired in November 2004, and carry a coupon of 2.15%. The obligor, in this case American Electric Power, is a solid low-cost provider of electric power to residents and businesses in such states as Texas, Louisiana, Michigan, and Indiana. We believed the company's credit ratings of Baa2/Moody's and BBB/Standard & Poor's have the potential for improvement.

Finally, in an effort to further diversify the fund's holdings in the tax-exempt power sector, we sold $750,000 of Pennsylvania State Economic Development Finance Authority Resource Recovery Revenue Bonds issued for Northampton Generating, which represented half the portfolio's position. The proceeds were invested in $750,000 of Pennsylvania State Economic Development Finance Authority Resource Recovery Revenue Bonds issued for the Colver Project. The issuing agency may be the same, but this trade diversifies the fund's exposure to electricity generators in the tax-exempt power sector in Pennsylvania. The Colver Project, which burns waste coal to produce energy, has delivered operating income that has been exceeding projections. Although the Colver Project bonds are non-rated by the credit agencies at this time, Putnam's analysts view these bonds positively with improving prospects. The bonds are due to mature in 2015 and carry a coupon of 8.05%.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In the coming six months, we anticipate continued volatility and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall.

Given this degree of uncertainty and our belief that rates may rise in the short term, we have positioned the fund's duration somewhat defensively. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now close to the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, market price, and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.


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TOTAL RETURN FOR PERIODS ENDED 11/30/03
-----------------------------------------------------------------------------
                                                               Lipper
                                                             Closed-End
                                                Lehman    General Municipal
                                               Municipal     Debt Funds
                                    Market       Bond        (Leveraged)
                            NAV      price      Index      category average*
-----------------------------------------------------------------------------
1 year                    11.28%      8.07%      6.66%          10.65%
-----------------------------------------------------------------------------
5 years                   29.34       4.03      31.98           33.18
Annual average             5.28       0.79       5.71            5.89
-----------------------------------------------------------------------------
10 years                  70.06      63.64      81.80           84.26
Annual average             5.45       5.05       6.16            6.29
-----------------------------------------------------------------------------
Annual average
Life of fund
(since 10/26/89)           7.56       6.94       7.26            7.65
-----------------------------------------------------------------------------
  Performance does not reflect taxes on reinvested distributions.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 11/30/03, there were 62, 48, and 46 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/03
-----------------------------------------------------------------------------
Putnam Investment Grade Municipal Trust
-----------------------------------------------------------------------------
Distributions from common shares
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Number                                            12
-----------------------------------------------------------------------------
Income                                            $0.834
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Capital gains 1                                   --
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Total                                             $0.834
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                                                  Series A
Distributions from preferred shares               (1,400 shares)
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Income                                            $1,067.35
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Capital gains 1                                   --
-----------------------------------------------------------------------------
Total                                             $1,067.35
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Share value (common shares):                      NAV           Market price
-----------------------------------------------------------------------------
11/30/02                                          $10.41        $10.75
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11/30/03                                           10.71         10.74
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Current return (common shares, end of period)
-----------------------------------------------------------------------------
Current dividend rate 2                            7.79%         7.77%
-----------------------------------------------------------------------------
Taxable equivalent 3                              11.98         11.95
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1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


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TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------
                            NAV    Market price
---------------------------------------------------------------------
1 year                     9.51%      7.79%
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5 years                   30.88       3.22
Annual average             5.53       0.64
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10 years                  68.44      61.54
Annual average             5.35       4.91
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Annual average
Life of fund
(since 10/26/89)           7.61       6.98
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Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on public exchanges such as the New York Stock Exchange or the American Stock Exchange.

Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund's portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
January 2, 2004


The fund's portfolio
November 30, 2003

Key to Abbreviations
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AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (0.7%)
-------------------------------------------------------------------------------
      $500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB               $515,625
     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,219,063
     1,000,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,037,500
                                                                 --------------
                                                                      2,772,188

Arkansas (2.4%)
-------------------------------------------------------------------------------
     3,600,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,667,500
     3,000,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (WA Regl. Med. Ctr.),
               7 3/8s, 2/1/29                        Baa3             3,262,500
     1,900,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7s, 2/1/10                BB/P             2,004,500
                                                                 --------------
                                                                      8,934,500

California (7.7%)
-------------------------------------------------------------------------------
       150,000 ABAG Fin. Auth. for Nonprofit Corps.
               Rev. Bonds (San Diego Hosp. Assn.),
               Ser. C, 5 3/8s, 3/1/21                Baa1               147,375
     2,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               IFB, MBIA, 11 1/2s, 12/28/18          Aaa              2,715,000
     2,500,000 CA Hlth. Fac. Auth. Rev. Bonds
               (Sutter Hlth.), Ser. A, MBIA,
               5 3/8s, 8/15/30                       Aaa              2,596,875
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,500,000 6s, 5/1/15                            A3               1,681,875
    13,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             14,738,740
     1,500,000 5 1/2s, 5/1/11                        A3               1,659,375
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,636,250
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   B/P              1,209,500
     1,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             1,500,000
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB/P               444,938
                                                                 --------------
                                                                     28,329,928

Colorado (2.4%)
-------------------------------------------------------------------------------
     2,500,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hlth. Fac. - Evangelical Lutheran),
               3.35s, 10/1/06                        A3               2,565,625
     3,000,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               3,228,750
               CO State Hsg. Fin. Auth. Rev. Bonds
               (Single Fam.)
       350,000 Ser. B-2 , 7s, 5/1/26                 Aa2                356,125
       175,000 Ser. B-3, 6.8s, 11/1/28               Aa2                176,740
     2,500,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              2,643,750
                                                                 --------------
                                                                      8,970,990

District of Columbia (1.4%)
-------------------------------------------------------------------------------
     4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s,
               6/1/26                                Aaa              4,110,000
     1,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 3/4s, 5/15/40           Baa2               955,000
                                                                 --------------
                                                                      5,065,000

Florida (4.2%)
-------------------------------------------------------------------------------
     1,500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              1,854,375
     4,895,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               4,735,913
     3,315,000 Florida State Dept. Gen. Svcs.
               Division Fac. Mgmt. Rev. Bonds (FL
               Fac. Pool), Ser. A, FSA, 5 1/4s,
               9/1/17                                Aaa              3,729,375
     2,000,000 Hernando Cnty., Indl. Dev.
               Rev. Bonds (FL Crushed Stone Co.),
               8 1/2s, 12/1/14                       A-/P             2,040,000
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               951,250
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               5 3/8s, 11/15/28                      BB               1,610,000
       400,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P               384,500
                                                                 --------------
                                                                     15,305,413

Georgia (1.5%)
-------------------------------------------------------------------------------
     1,500,000 Atlanta, Arpt. Rev. Bonds, Ser. B,
               FGIC, 5 5/8s, 1/1/30                  Aaa              1,580,625
     1,045,000 Atlanta, Waste Wtr. Rev. Bonds,
               Ser. A, FGIC,  5s, 11/1/38            Aaa              1,184,769
     2,300,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               2,429,375
       300,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.568s, 8/1/10                       Aaa                308,064
                                                                 --------------
                                                                      5,502,833

Hawaii (0.2%)
-------------------------------------------------------------------------------
       780,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                  740,025

Idaho (0.8%)
-------------------------------------------------------------------------------
     2,960,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.06s, 7/1/30        VMIG1            2,960,000

Illinois (5.4%)
-------------------------------------------------------------------------------
               Chicago, Board of Ed. G.O. Bonds
     2,500,000 (School Reform Project), Ser. A,
               AMBAC,  5 1/4s, 12/1/27               Aaa              2,584,375
     3,830,000 (Chicago School Reform Board),
               Ser. A, FGIC, 5 1/4s, 12/1/17         Aaa              4,308,750
               Cook Cnty., Cmnty. G.O. Bonds (Cons.
               School Dist. No. 64 Pk. Ridge), FSA
     1,580,000 5 1/2s, 12/1/16                       Aaa              1,815,025
     1,445,000 5 1/2s, 12/1/15                       Aaa              1,667,169
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  BBB+             1,708,000
     2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                2,534,375
     1,000,000 IL State Sales Tax Rev. Bonds,
               Ser. I, FGIC, 6s, 6/15/27             Aaa              1,177,500
               IL U. Rev. Bonds (Auxiliary Fac.
               Syst.), Ser. A, AMBAC
     1,945,000 5 1/4s, 4/1/19                        Aaa              2,156,519
     1,850,000 5 1/4s, 4/1/18                        Aaa              2,062,750
                                                                 --------------
                                                                     20,014,463

Indiana (1.4%)
-------------------------------------------------------------------------------
     4,000,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             3,990,000
     1,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             1,055,000
                                                                 --------------
                                                                      5,045,000

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,735,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,068,988

Kansas (1.3%)
-------------------------------------------------------------------------------
     4,500,000 Burlington, Poll. Control Rev. Bonds
               (KS Gas & Elec. Co.), MBIA, 7s,
               6/1/31                                Aaa              4,657,050

Kentucky (0.6%)
-------------------------------------------------------------------------------
               Kenton Cnty., Arpt. Board Rev. Bonds
               (Special Fac.-  Delta Airlines,
               Inc.), Ser. A
       500,000 7 1/2s, 2/1/12                        B                  499,955
       500,000 6 1/8s, 2/1/22                        B                  436,875
     1,200,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Healthcare, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB/P            1,260,000
                                                                 --------------
                                                                      2,196,830

Louisiana (0.5%)
-------------------------------------------------------------------------------
     2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            1,650,000
       300,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  292,875
                                                                 --------------
                                                                      1,942,875

Maine (0.4%)
-------------------------------------------------------------------------------
     1,500,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              1,595,625

Massachusetts (10.7%)
-------------------------------------------------------------------------------
    10,330,000 MA State G.O. Bonds, Ser. A, MBIA,
               5 3/8s, 8/1/08                        AAA             11,634,163
     2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 3/8s, 8/1/17                        A1               3,136,606
     8,550,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.82s, 6/23/22                Aaa             10,879,875
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             1,142,500
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               752,813
     1,450,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             1,506,188
     2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa              2,556,250
     7,000,000 MA State Wtr. Res. Auth. Rev. Bonds,
               Ser. J, FSA, 5 1/4s, 8/1/17           Aaa              7,883,750
                                                                 --------------
                                                                     39,492,145

Michigan (3.8%)
-------------------------------------------------------------------------------
     5,600,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.04s, 7/1/33                    VMIG1            5,600,000
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20       Baa3               289,125
     1,500,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             1,443,750
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,022,500
     5,500,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               AAA              5,623,750
                                                                 --------------
                                                                     13,979,125

Minnesota (1.4%)
-------------------------------------------------------------------------------
     2,700,000 Cohasset, VRDN (MN Pwr. & Light Co.
               Project), 1.05s, 6/1/20               A-1+             2,700,000
       750,000 Minneapolis & St. Paul, Metropolitan
               Arpt. Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            B+/P               703,125
     1,705,000 Minneapolis, Cmnty. Dev. Agcy.
               Supported Dev. Rev. Bonds, Ser. G-3,
               5.45s, 12/1/31                        A-               1,754,019
                                                                 --------------
                                                                      5,157,144

Mississippi (1.6%)
-------------------------------------------------------------------------------
     2,750,000 MS Bus. Fin. Corp. Rev. Bonds (Syst.
               Energy Resources, Inc.), 5 7/8s,
               4/1/22                                BBB-             2,753,438
               MS Dev. Bk. Special Obligation
               Rev. Bonds (Jackson MS Project), FSA
     1,455,000 5 1/4s, 3/1/22                        Aaa              1,595,044
     1,385,000 5 1/4s, 3/1/21                        Aaa              1,526,963
                                                                 --------------
                                                                      5,875,445

Missouri (4.3%)
-------------------------------------------------------------------------------
     1,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,317,188
     1,500,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA coll., 5.55s,
               9/1/34                                AAA              1,644,375
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (BJC Hlth. Syst.)
     2,500,000 Ser. A, 6 1/2s, 5/15/20               Aa2              2,604,775
     1,000,000 5 1/4s, 5/15/32                       Aa2              1,020,000
     8,850,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds, FSA, 7.1s, 1/1/30   Aaa              9,219,488
                                                                 --------------
                                                                     15,805,826

Montana (0.3%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,276,344

Nevada (0.3%)
-------------------------------------------------------------------------------
     1,205,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4 3/4s,
               3/1/10                                BB-/P            1,195,963

New Jersey (2.6%)
-------------------------------------------------------------------------------
       650,000 NJ Econ. Dev. Auth. Rev. Bonds
               (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P              668,688
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             2,182,500
       675,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2               660,656
     3,100,000 NJ State G.O. Bonds, Ser. F, MBIA,
               5 1/2s, 8/1/11                        AAA              3,565,000
     1,000,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Drew U.), Ser. C, FGIC, 5 1/4s,
               7/1/18                                Aaa              1,125,000
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
       500,000 6 3/4s, 6/1/39                        Baa2               485,625
     1,000,000 (Asset Backed Bonds), 6s, 6/1/37      Baa2               875,000
                                                                 --------------
                                                                      9,562,469

New York (8.6%)
-------------------------------------------------------------------------------
     1,875,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (North Shore Hlth.
               Syst.), Ser. D, 5 1/2s, 11/1/08       A3               1,978,125
     7,780,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2               8,664,975
               NY City, Indl. Dev. Agcy. Rev. Bonds
     1,000,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             1,036,250
     2,000,000 (Brooklyn Navy Yard Cogen.
               Partners), Ser. G, 5 3/4s, 10/1/36    BBB-             1,795,000
     4,100,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. C, 5 3/4s,
               6/15/26                               Aa2              4,469,000
     2,900,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. A, FGIC, 1.08s,
               6/15/25                               VMIG1            2,900,000
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               924,750
     4,000,000 NY State Env. Fac. Corp. Rev. Bonds,
               5s, 6/15/32                           Aaa              4,080,000
     1,000,000 NY State Thruway Auth. Rev. Bonds,
               Ser. A, MBIA, 5 1/4s, 4/1/12          Aaa              1,125,000
     3,500,000 Port Auth. NY & NJ Special
               Obligation IFB, Ser. N18, MBIA,
               8.64s, 12/1/17 (acquired
               7/19/00, cost $3,664,115) (RES)       Aaa              4,681,250
                                                                 --------------
                                                                     31,654,350

North Carolina (2.4%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,000,000 Ser. D, 6 3/4s, 1/1/26                BBB              1,103,750
     2,000,000 Ser. A, 5 3/4s, 1/1/26                BBB              2,065,000
     5,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             5,556,250
                                                                 --------------
                                                                      8,725,000

Ohio (4.1%)
-------------------------------------------------------------------------------
     1,000,000 Brookville, Local School Dist. G.O.
               Bonds, FSA, 5s, 12/1/31               Aaa              1,023,750
     5,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/16                            A1               5,518,750
     2,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             2,057,500
     1,500,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp. Project),
               6.3s, 12/1/32                         Baa1             1,578,750
     1,820,000 OH State Tpk. Comm. Rev. Bonds,
               Ser. A, FGIC, 5 1/2s, 2/15/18         Aaa              2,108,925
     2,500,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,665,625
                                                                 --------------
                                                                     14,953,300

Oklahoma (0.3%)
-------------------------------------------------------------------------------
     1,450,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care),  Ser. A,
               5 5/8s, 8/15/29                       B1                 998,688

Oregon (0.3%)
-------------------------------------------------------------------------------
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,091,250

Pennsylvania (3.0%)
-------------------------------------------------------------------------------
     1,205,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-             1,302,906
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.),  5 1/2s,
               3/15/26                               A-               1,511,250
       250,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               252,500
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 980,000
     1,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project), Ser. A,
               6 3/8s, 11/1/41                       A3               1,000,000
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P             791,925
       750,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-               758,438
     1,045,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.),  5s, 12/1/08       A                1,152,113
     1,200,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.),  Ser. A,
               5 7/8s, 12/1/31                       A-               1,239,000
     2,200,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,249,500
                                                                 --------------
                                                                     11,237,632

Puerto Rico (1.6%)
-------------------------------------------------------------------------------
     5,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                5,987,500

South Carolina (1.6%)
-------------------------------------------------------------------------------
     4,175,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A, 5 3/8s, 1/1/38    B-               1,790,031
       500,000 Lexington Cnty. Rev. Bonds
               (Refunding & Impt.), 5 3/4s, 11/1/28  A2                 521,250
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,038,750
       600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2               765,000
     1,750,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28   Baa2             1,623,125
                                                                 --------------
                                                                      5,738,156

South Dakota (0.5%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    Baa2             1,865,000

Tennessee (5.2%)
-------------------------------------------------------------------------------
     3,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.915s, 7/1/21 (acquired
               2/8/00, cost 3,296,650) (RES)         Aaa              4,506,250
     3,000,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds  (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/25                                Baa2             3,277,500
    10,900,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Steeplechase
               Falls), Ser. A-10, FSA, 7 1/8s,
               1/1/30                                Aaa             11,353,222
                                                                 --------------
                                                                     19,136,972

Texas (5.3%)
-------------------------------------------------------------------------------
     5,200,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             5,492,500
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2             1,010,000
     2,635,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,669,931
     1,250,000 Gulf Coast, Waste Disp. Rev. Bonds,
               Ser. A,  6.1s, 8/1/24                 Baa2             1,289,063
     1,500,000 Gulf Coast, Waste Disp. Auth. TX
               Poll. Control Mandatory Put Bonds,
               (Amoco Oil), Ser. A, 6.1s, 10/1/17    Aa1              1,500,000
     1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               1,614,375
     1,500,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,318,125
       500,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds,
               (American Electric  Power Co., Inc.)
               2.15s, 5/1/30                         Baa2               499,770
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             1,561,875
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
       600,000 6s, 7/1/25                            Baa2               609,750
     1,700,000 6s, 7/1/19                            Baa2             1,751,000
     1,000,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5s, 7/1/07                            Baa1             1,058,750
                                                                 --------------
                                                                     19,375,139

Utah (5.0%)
-------------------------------------------------------------------------------
     2,850,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7.45s, 7/1/17                         BB-/P            2,914,125
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1               731,531
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     8,280,000 6.15s, 7/1/14 (prerefunded)           Aaa              9,325,350
     4,720,000 6.15s, 7/1/14                         Aaa              5,256,900
                                                                 --------------
                                                                     18,227,906

Vermont (1.5%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,046,250
     4,370,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Brattleboro
               Memorial Hosp.), 7s, 3/1/24           BBB+             4,519,236
                                                                 --------------
                                                                      5,565,486

Virginia (0.5%)
-------------------------------------------------------------------------------
     2,300,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               1,776,750

Washington (1.5%)
-------------------------------------------------------------------------------
       700,000 Port of Seattle, Special Fac.
               Rev. Bonds (Northwest Airlines,
               Inc.), 7 1/8s, 4/1/20                 B+/P               672,000
     2,485,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            Baa2             2,373,175
     2,200,000 WA State G.O. Bonds (Vehicle Fuel),
               Ser. R-03, FGIC, 5s, 9/1/08           Aaa              2,444,750
                                                                 --------------
                                                                      5,489,925

Wisconsin (2.1%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,800,000 7s, 6/1/28                            Baa2             1,800,000
     3,500,000 6 3/8s, 6/1/32                        Baa2             3,189,375
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               2,578,125
                                                                 --------------
                                                                      7,567,500
-------------------------------------------------------------------------------
               Total Investments (cost $352,925,330)               $367,836,723
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2003 was $9,187,500 or 2.5% of portfolio market value.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN and mandatory put bonds are the current interest rates at November 30, 2003.

      The fund had the following industry group concentrations greater than 10% at November 30, 2003
      (as a percentage of market value):

        Health care             25.7%
        Utilities and power     19.2

      The fund had the following insurance concentrations greater than 10% at November 30, 2003
      (as a percentage of market value):

        FSA                     14.6%
        MBIA                    14.4

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$352,925,330) (Note 1)                                           $367,836,723
-------------------------------------------------------------------------------
Cash                                                                  104,543
-------------------------------------------------------------------------------
Interest and other receivables                                      6,697,212
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,012,500
-------------------------------------------------------------------------------
Total assets                                                      375,650,978

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,516,910
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                  8,820
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,196,090
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          597,861
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             43,698
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 29,515
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              526
-------------------------------------------------------------------------------
Other accrued expenses                                                117,060
-------------------------------------------------------------------------------
Total liabilities                                                   6,510,480
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)        140,000,000
-------------------------------------------------------------------------------
Net assets                                                       $229,140,498

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $237,787,011
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          711,448
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (24,269,354)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         14,911,393
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $229,140,498

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($229,140,498 divided by
21,394,578 shares)                                                     $10.71
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2003

Interest income:                                                  $21,133,043
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,402,043
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        238,304
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,925
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        7,624
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                390,178
-------------------------------------------------------------------------------
Other                                                                 163,280
-------------------------------------------------------------------------------
Total expenses                                                      3,216,354
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (21,778)
-------------------------------------------------------------------------------
Net expenses                                                        3,194,576
-------------------------------------------------------------------------------
Net investment income                                              17,938,467
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (12,433,663)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (239,991)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                          20,337,621
-------------------------------------------------------------------------------
Net gain on investments                                             7,663,967
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $25,602,434
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,494,296)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $24,108,138
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $17,938,467      $20,236,330
-------------------------------------------------------------------------------
Net realized loss on investments                 (12,673,654)      (1,402,433)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    20,337,621      (11,223,570)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        25,602,434        7,610,327

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
  From tax exempt income                          (1,494,296)      (2,050,069)
-------------------------------------------------------------------------------
  From ordinary income                                    --           (3,011)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     24,108,138        5,557,247
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
  From tax exempt income                         (17,791,911)     (17,051,166)
-------------------------------------------------------------------------------
  From ordinary income                                    --          (10,587)
-------------------------------------------------------------------------------
  Increase from issuance of common shares in
  connection with reinvestment of
  distributions                                    1,392,553          953,468
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            7,708,780      (10,551,038)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                221,431,718      231,982,756
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $711,448 and
$2,146,929, respectively)                       $229,140,498     $221,431,718
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
year                                              21,262,820       21,174,129
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                        131,758           88,691
-------------------------------------------------------------------------------
Common shares outstanding at end of year          21,394,578       21,262,820
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                              1,400            1,400
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                Year ended November 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)                       $10.41          $10.96          $10.88          $10.71          $11.98
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .84             .95            1.01            1.03            1.06
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .36            (.60)           (.02)            .26           (1.14)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.20             .35             .99            1.29            (.08)
-----------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.07)           (.10)           (.20)           (.28)           (.23)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shareholders)               1.13             .25             .79            1.01            (.31)
-----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.83)           (.80)           (.71)           (.84)           (.96)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.83)           (.80)           (.71)           (.84)           (.96)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                 $10.71          $10.41          $10.96          $10.88          $10.71
-----------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                                 $10.74          $10.75          $10.67           $9.81          $11.94
-----------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                            8.07            8.58           15.96          (11.14)         (13.96)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares (in thousands)                  $229,140        $221,432        $231,983        $229,854        $225,172
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                      1.42            1.46            1.49            1.47            1.46
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                      7.26            7.99            7.19            7.10            7.24
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           32.72           19.25           23.05           24.90           14.92
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in con formity with accounting principles generally accepted in the United States of America and re quires management to make estimates and assump tions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $20,916,906 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $1,485,741   November 30, 2004
       612,177   November 30, 2005
     1,661,946   November 30, 2006
     2,968,039   November 30, 2007
       535,007   November 30, 2009
     1,282,640   November 30, 2010
    12,371,356   November 30, 2011

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on November 30, 2003 was 1.15%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2003, the fund reclassified $87,741 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $87,741.

The tax basis components of distributable earn ings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $19,488,844
Unrealized depreciation             (4,577,451)
                                  ------------
Net unrealized appreciation         14,911,393
Undistributed tax-exempt
  income                             2,159,654
Capital loss carryforward          (20,916,906)
Cost for federal income
tax purposes                      $352,925,330


F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets of the fund. Prior to January 1, 2003, the fee was equal to 0.70% of the weekly average net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2003, the fund's expenses were reduced by $21,778 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $696 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $114,832,330 and $121,842,650, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Addition ally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 2003, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.


------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common shares
                                                          Votes
                                     Votes for          withheld
-------------------------------------------------------------------
Jameson A. Baxter                   18,597,986           336,852
Charles B. Curtis                   18,606,340           328,498
Ronald J. Jackson                   18,597,969           336,869
Paul L. Joskow                      18,592,254           342,584
Elizabeth T. Kennan                 18,576,998           357,840
Lawrence J. Lasser*                 18,590,153           344,685
John H. Mullin III                  18,612,204           322,634
George Putnam, III                  18,607,809           327,029
A.J.C. Smith                        18,593,338           341,500
W. Thomas Stephens                  18,592,944           341,894
W. Nicholas Thorndike               18,547,239           387,599

                                            Preferred Shares
                                                          Votes
                                     Votes for          withheld
-------------------------------------------------------------------
Jameson A. Baxter                        1,102               276
Charles B. Curtis                        1,102               276
Ronald J. Jackson                        1,102               276
Paul L. Joskow                           1,102               276
Elizabeth T. Kennan                      1,102               276
Lawrence J. Lasser*                      1,102               276
John H. Mullin III                       1,102               276
George Putnam, III                       1,102               276
A.J.C. Smith                             1,102               276
W. Thomas Stephens                       1,102               276
W. Nicholas Thorndike                    1,102               276
John A. Hill                             1,102               276
Robert E. Patterson                      1,102               276

All tabulations are rounded to the nearest whole number.

*Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of November 30, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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203434  058  1/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004